                                                                     EXHIBIT 4.1


COMMON SHARES                                                      COMMON SHARES

----NUMBER---                    [LOGO] APPLIED                    ----SHARES---
                                        MOLECULAR
  AME                                   EVOLUTION

-------------                                                      -------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 03823E 10 8
 IN BOSTON, MA AND NEW YORK, NY              SEE REVERSE FOR CERTAIN DEFINITIONS

--------------------------------------------------------------------------------

This Certifies that






is the record holder of

--------------------------------------------------------------------------------
           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

----------------------                                   -----------------------
---------------------- APPLIED MOLECULAR EVOLUTION, INC. -----------------------
----------------------                                   -----------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

Dated:


                       [APPLIED MOLECULAR EVOLUTION, INC.
                                CORPORATE SEAL]

           /s/ LAWRENCE E. BLOCH               /s/ WILLIAM D. HUSE

                 Secretary                           President

COUNTERSIGNED AND REGISTERED:

     EQUISERVE TRUST COMPANY, N.A.

                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,

BY /s/ CHARLES ROSSI
                                                            AUTHORIZED SIGNATURE

                       APPLIED MOLECULAR EVOLUTION, INC.

     UPON REQUEST THE CORPORATION WILL FURNISH ANY HOLDER OF SHARES OF COMMON STOCK OF THE CORPORATION, WITHOUT CHARGE, WITH A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF ANY CLASS OR SERIES OF CAPITAL STOCK OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- _____________ Custodian ____________
     TEN ENT -- as tenants by the entireties                                   (Cust)                 (Minor)
     JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
                survivorship and not as tenants                             Act ________________________________
                in common                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

In presence of

X  ____________________________________             X  ____________________________________
                                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                       CORRESPOND WITH THE NAME AS WRITTEN
                                            NOTICE     UPON THE FACE OF THE CERTIFICATE IN
                                                       EVERY PARTICULAR, WITHOUT ALTERATION
                                                       OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-15.